UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2012

Analog Devices, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	1-7819	04-2348234
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way, Norwood, MA		02062
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 329-4700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continue Listing Rule or Standard; Transfer of Listing.

On March 13, 2012, the Board of Directors (the “Board”) of Analog Devices, Inc. (the “Company”) approved the voluntary withdrawal of the Company’s common stock (the “Common Stock”) from listing on the New York Stock Exchange. The Board also approved the listing of the Common Stock on The NASDAQ Global Select Market (“NASDAQ”). The Common Stock is expected to commence trading on NASDAQ on or about April 2, 2012 under the Company’s current trading symbol, “ADI”. The Company expects that the Common Stock will cease trading on the New York Stock Exchange effective upon the close of market on March 30, 2012.

On March 13, 2012, the Company provided written notice to NYSE and issued a press release announcing that the transfer of the listing of the Common Stock to NASDAQ, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Voting Results.

At the Annual Meeting of Shareholders of Analog Devices, Inc., held on March 13, 2012, the proposals listed below were submitted to a vote of our shareholders. The proposals are described in our definitive proxy statement for the annual meeting.

Proposal 1 – The election of nine nominees to our Board of Directors each for a term of one year.

The nine (9) nominees named in the definitive proxy statement were elected to serve as directors until the 2013 annual meeting. Information as to the vote on each director standing for election is provided below:

Nominee	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Ray Stata	235,360,237	1,269,567	104,494	18,543,362
Jerald G. Fishman	234,213,761	2,384,631	135,906	18,543,362
James A. Champy	234,954,921	1,434,731	344,646	18,543,362
John C. Hodgson	235,763,188	624,084	347,026	18,543,362
Yves-Andre Istel	234,540,482	1,797,002	396,814	18,543,362
Neil Novich	231,412,595	4,974,349	347,354	18,543,362
F. Grant Saviers	230,200,972	6,190,277	343,049	18,543,362
Paul J. Severino	231,467,499	4,928,083	338,716	18,543,362
Kenton J. Sicchitano	235,651,296	735,928	347,074	18,543,362

Proposal 2 – The approval of the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosure in our proxy statement.

Our shareholders approved, on an advisory basis, the compensation of our named executive officers. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
207,347,328	26,963,095	2,423,875	18,543,362

Proposal 3 – The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending November 3, 2012.

The shareholders ratified the Company’s selection of Ernst & Young as our independent registered public accounting firm for the fiscal year ending November 3, 2012. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining
252,472,432	2,572,090	233,138

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2012	ANALOG DEVICES, INC.

	By:	/s/ David A. Zinsner
David A. Zinsner
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Analog Devices, Inc. on March 13, 2012